UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2008

SAUL CENTERS, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-12254	52-1833074
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7501 Wisconsin Avenue Suite 1500 Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)

(301) 986-6200

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 19, 2008, Saul Centers, Inc. (the “Registrant”), Saul Holdings Limited Partnership and B.F. Saul Real Estate Investment Trust (the “Selling Stockholder”) entered into an underwriting agreement (the “Underwriting Agreement”) with Raymond James & Associates, Inc., as underwriter (the “Underwriter”). Pursuant to the Underwriting Agreement, the Selling Stockholder agreed to sell, and the Underwriter agreed to purchase, 1,350,000 shares of the Registrant’s common stock (“Common Stock”), par value $0.01 per share (the “Offering”). The Selling Stockholder also agreed to sell up to 150,000 additional shares of Common Stock to the Underwriter solely to cover over-allotments. The Underwriter notified the Selling Stockholder of its intent to exercise the over-allotment option of 150,000 shares of Common Stock on June 19, 2008. The Registrant will not sell any shares of Common Stock and will not receive any proceeds from the sale of shares of Common Stock in the Offering.

The Offering has been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (Registration No. 333-151515). A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits listed in the following index relate to the Registration Statement on Form S-3 (No. 333-151515) of the Registrant and are filed herewith for incorporation by reference in such Registration Statement.

1.1	Underwriting Agreement, dated June 19, 2008, among the Registrant, Saul Holdings Limited Partnership, B.F. Saul Real Estate Investment Trust and Raymond James & Associates, Inc. as underwriter.

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP

8.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding certain material tax issues relating to the Registrant

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)

23.2	Consent of Pillsbury Winthrop Shaw Pittman LLP to the filing of Exhibit 8.1 herewith (included in its opinion filed as Exhibit 8.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAUL CENTERS, INC.

By:	/s/ Scott V. Schneider
Name:	Scott V. Schneider
Title:	Senior Vice President, Chief Financial Officer, Treasurer and Secretary

Dated: June 24, 2008

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 19, 2008, among the Registrant, Saul Holdings Limited Partnership, B.F. Saul Real Estate Investment Trust and Raymond James & Associates, Inc. as underwriter.

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP

8.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding certain material tax issues relating to the Registrant

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)

23.2	Consent of Pillsbury Winthrop Shaw Pittman LLP to the filing of Exhibit 8.1 herewith (included in its opinion filed as Exhibit 8.1)